EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 1997, in the Registration Statement (Form S-2 No. 333-35045) and related Prospectus of Sunrise Technologies International, Inc. for the registration of 10,273,519 shares of its common stock.


                                                  /s/ Ernst & Young LLP
                                                  ------------------------------


Palo Alto, California
October 31, 1997